EXHIBIT 4.1

COMMON STOCK		COMMON STOCK

NUMBER		SHARES
NUVIM, INC.
NV

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT

is the registered holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF

NUVIM, INC.

transferable on the share register of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall have the rights specified in and be held subject to all of the provisions of the Certificate of Incorporation and the By-laws of the Corporation and any amendments thereof to all of which the holder of this certificate by acceptance hereof assents.

          This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated:

[corporate seal]

/s/ LAWRENCE E. HICKS	/s/ RICHARD P. KUNDRAT

Secretary	Chairman & Chief Executive Officer

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY (New York, N.Y.)
TRANSFER AGENT
AND REGISTRAR
BY:

AUTHORIZED SIGNATURE

NUVIM, INC.

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM –	as tenants in common
TEN ENT –	as tenants by the entireties
JT TEN –	as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT MIN ACT	—		Custodian

		(Cust)		(Minor)

under Uniform Gifts to Minors Act

(State)

UNIF TRF MIN ACT	—		Custodian

		(Cust)		(Minor)

under Uniform Transfers to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________________________________________________________

hereby sell(s), assign(s), and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE)

(PLEASE PRINT NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________________________________  Shares of the common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint  ______________________________________________________________________________  Attorney  to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

          Dated:

(Signature must conform in all respects to the name of Registered Holder as specified on the face of this Warrant Certificate in every particular, without alteration or any change whatsoever, and the signature must be guaranteed in the usual manner.)

Signatures Guaranteed:

The signatures should be guaranteed by an eligible institution (banks, stockbrokers, savings and loan association and credit unions with membership in an approved signature medallion program), pursuant to S.E.C. Rule 17Ad-15.

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